SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
of 1934

Check the appropriate box:

[  ] Preliminary Information Statement
[X] Definitive Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))

LUNA TECHNOLOGIES INTERNATIONAL, INC.
(Name of Registrant As Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which the transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[  ] Fee paid previously with preliminary materials

[  ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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LUNA TECHNOLOGIES INTERNATIONAL, INC.
61B FAWCETT ROAD
COQUITLAM, BRITISH COLUMBIA
CANADA V3K 6V2

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

British Columbia, Canada
May 9, 2006

This information statement has been mailed on or about May 9, 2006 to the stockholders of record on April 21, 2006 (the "Record Date") of Luna Technologies International, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by a majority of the stockholders of the Company, dated as of March 30, 2006. The actions to be taken pursuant to the written consent shall be taken on or about May 30, 2006, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Kimberly Landry
_______________________________
Kimberly Landry
Chief Executive Officer and Director

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NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED MARCH 30, 2006.

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated March 30, 2006, in lieu of a special meeting of the stockholders. Such action will be taken on or about May 30, 2006:

1. To Amend the Company's Certificate of Incorporation, to increase the number of authorized capital of the Company from an aggregate of 35,000,000 shares to an aggregate of 110,000,000, of which 100,000,000 shall be common stock, par value $.0001 per share (the "Common Stock") and 10,000,000 shall be preferred stock, par value $.0001.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of 30,000,000 shares of Common Stock, of which 20,148,398 shares were issued and outstanding and 5,000,000 shares of preferred stock of which no shares were issued and outstanding. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on May 30, 2006.

This Information Statement will serve as written notice to stockholders pursuant to Section 242 of the General Corporation Law of the State of Delaware.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of April 4, 2006, the number of and percent of the Company's common stock beneficially owned by
•	all directors and nominees, naming them,
•	our executive officers,
•	our directors and executive officers as a group, without naming them, and
•	persons or groups known by us to own beneficially 5% or more of our common stock:

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address	Shares of Common Stock (1)	Percent of Class (1)

Kimberly Landry	1,604,000 (2)	8.16%
c/o Luna International Technologies, Inc.
61 B Fawcett Road, Coquitlam,
British Columbia, Canada V3K 6V2

Robert H. Humber	100,000	*
c/o Luna International Technologies, Inc.
61 B Fawcett Road, Coquitlam,
British Columbia, Canada V3K 6V2

Leslie James Porter	500,000	2.54%
c/o Luna International Technologies, Inc.
61 B Fawcett Road, Coquitlam,
British Columbia, Canada V3K 6V2

Seth M. Shaw	2,000,000	10.18%
c/o Luna International Technologies, Inc.
61 B Fawcett Road, Coquitlam,
British Columbia, Canada V3K 6V2

Douglas Sinclair	1,585,000	8.07%
1653 Plateau Cresent
Coquitlam, British Columbia
Canada V3B 3E3

Michael Harrison	1,869,000	9.51%
c/o Luna International Technologies, Inc.
61 B Fawcett Road, Coquitlam,
British Columbia, Canada V3K 6V2

Barry Drummond	1,045,000	5.32%
c/o Luna International Technologies, Inc.
61 B Fawcett Road, Coquitlam,
British Columbia, Canada V3K 6V2

Walter Doyle	1,000,000	5.09%
c/o Luna International Technologies, Inc.
61 B Fawcett Road, Coquitlam,
British Columbia, Canada V3K 6V2

All officers and directors as a group (3 persons)	-------------	10.7%

*Less than one percent.

(1) In accordance with Rule 13d-3(d)(1)(i) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, shares beneficially owned at any date include shares issuable upon the exercise of stock options, warrants, rights or conversion privileges within 60 days of that date. For the purpose of computing the percentage of outstanding shares beneficially owned by a particular person, any securities not outstanding that are subject to stock options, warrants, rights or conversion privileges exercisable by that person within 60 days of April 4, 2006 have been deemed to be outstanding, but have not been deemed outstanding for the purpose of computing the percentage of the class beneficially owned by any other person. Based upon 19,648,398 issued and outstanding as of April 4, 2006.

(2) Includes 11,000 shares of common stock issuable upon exercise of options which are presently exercisable at a price of $0.04. \

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AMENDMENT TO THE CERTIFICATE OF INCORPORATION

On March 30, 2006, a majority of the stockholders of the Company, set forth in the table below, approved an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares from an aggregate of 35,000,000 to an aggregate of 100,000,000. The Company currently has authorized Common Stock of 30,000,000 shares and 5,000,000 Preferred Stock of which approximately 19,648,398 shares of Common Stock and 0 shares of Preferred Stock are outstanding as of April 4, 2006. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

Shareholder	Beneficial Ownership
Seth Shaw	2,000,000
Michael Harrison	1,869,000
Kimberly Landry	1,604,000
Barry Drummond	1,045,000
Walter Doyle	1,000,000
Grover Wong	762,100
Leslie James Porter	500,000
Keuhne Dev. & Co.	427,775
Finter Bank AG	388,000
Lusierna Asset Management Ltd.	300,000
Total	9,895,875

INCREASE IN AUTHORIZED COMMON STOCK AND PREFERRED STOCK

As of the Record Date, a total of 20,148,398 shares of the Company's currently authorized 30,000,000 shares of Common Stock and no shares of authorized Preferred Stock are issued and outstanding. The holders of our common stock do not have cumulative voting rights and are entitled to one vote per share on all matters to be voted upon by the stockholders. Our common stock is not entitled to preemptive rights and is not subject to redemption (including sinking fund provisions) or conversion. Upon our liquidation, dissolution or winding-up, the assets (if any) legally available for distribution to stockholders are distributable ratably among the holders of our common stock after payment of all classes or series of our preferred stock. All outstanding shares of our common stock are validly issued, fully-paid and nonassessable. The rights, preferences and privileges of holders of our common stock are subject to the preferential rights of all classes or series of preferred stock that we may issue in the future.

Our board of directors has the authority to issue shares of preferred stock in one or more series and to determine all of the rights, preferences, privileges and restrictions of the preferred stock. If we issue any preferred stock, it may have the effect of delaying or preventing a change in control without further action by our stockholders and may adversely affect the voting, dividend and other rights of the holders of our common stock. The issuance of preferred stock with voting and/or conversion rights may adversely affect the voting power of the holders of our common stock, including the loss of voting control to others.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The Preferred Stock, like our currently authorized preferred stock, will be "blank check" preferred stock, giving the board of directors the authorization, without further stockholder approval, to issue up to 10,000,000 shares of preferred stock from time to time in one or more series and to fix the number of shares and the relative dividend rights, conversion rights, voting rights and other rights and qualifications of any such series. The authorized shares of Preferred Stock issued will be available for issuance for those purposes as the board of directors may deem advisable without further action by the stockholders, except as may be required by the Company's Articles of Incorporation and applicable laws and regulations.

The increase in the number of authorized but unissued shares would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance

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of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

SECURED CONVERTIBLE NOTES

To obtain funding for its ongoing operations, the Company entered into a Securities Purchase Agreement with four accredited investors, AJW Partners, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC and New Millennium Capital Partners, LLC, on December 16, 2005 for the sale of (i) $1,000,000 in secured convertible notes and (ii) warrants to buy 1,000,000 shares of the Company’s common stock. The investors are obligated to provide us with an aggregate of $1,000,000 as follows:

•	$400,000 was disbursed on December 21, 2005;
•	$300,000 was disbursed on February 2, 2006; and
•
$300,000 will be disbursed within five days of the effectiveness of a registration statement on Form SB-2 covering the number of shares of the Company's common stock underlying the secured convertible notes, and the warrants.

Accordingly, the Company have received a total of $700,000 pursuant to the Securities Purchase Agreement. The proceeds received from the sale of the secured convertible notes were used for general corporate purposes and working capital. The proceeds form the sale of the remainder of the secured convertible notes will also be used for general corporate purposes and working capital.

The secured convertible notes bear interest at 8%, unless the common stock of the Company is greater than $0.2125 per share for each trading day of a month, in which event no interest is payable during such month. The secured convertible notes mature three years from the date of issuance, and are convertible into the Company's common stock, at the Purchasers' option, at a 50% discount to the average of the three lowest trading prices of the common stock during the 20 trading day period prior to conversion.

The full principal amount of the secured convertible notes are due upon a default under the terms of secured convertible notes. In addition, the Company granted the investors a security interest in substantially all of its assets and intellectual property. The Company is required to file a registration statement with the Securities and Exchange Commission within 45 days of closing, which will include 200% of the common stock underlying the secured convertible notes, and the warrants. If the registration statement is not declared effective within 120 days from the date of closing, the Company is required to pay liquidated damages to the investors. In the event that the Company breaches any representation or warranty in the Securities Purchase Agreement, the Company is required to pay liquidated damages in shares or cash, at the election of the Company, in an amount equal to three percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

The warrants are exercisable until five years from the date of issuance at a purchase price of $0.40 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement. In the event the Investors exercise the warrants on a cashless basis, then the Company will not receive any proceeds. In addition, the exercise price of the warrants will be adjusted in the event the Company issues common stock at a price below market, with the exception of any securities issued as of the date of the warrants or issued in connection with the secured convertible notes issued pursuant to the Securities Purchase Agreement.

Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for the Company's shares of common stock for the five trading days immediately preceding such issuance as set forth on the Company's principal trading market. The exercise price shall be determined by multiplying the exercise price in effect immediately prior to the dilutive issuance by a fraction. The numerator of the fraction is equal to the sum of the number of shares outstanding immediately prior to the offering plus the quotient of the amount of consideration received by the Company in connection with the issuance divided by the market price in effect immediately prior to the issuance. The denominator of such issuance shall be equal to the number of shares outstanding after the dilutive issuance.

The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the selling stockholder's position.

The investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

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The following are the risks associated with entering into the Securities Purchase Agreement:

THERE ARE A LARGE NUMBER OF SHARES UNDERLYING OUR SECURED CONVERTIBLE NOTES AND WARRANTS THAT MAY BE AVAILABLE FOR FUTURE SALE AND THE SALE OF THESE SHARES MAY DEPRESS THE MARKET PRICE OF OUR COMMON STOCK.

As of April 4, 2006, we had 19,648,398 shares of common stock issued and outstanding, secured convertible notes outstanding that may be converted into an estimated 6,666,667 shares of common stock at current market prices and outstanding warrants to purchase 2,818,750 shares of common stock. Additionally, we have an obligation to sell secured convertible notes that may be converted into an estimated 2,857,143 shares of common stock at current market prices and issue warrants to purchase 300,000 shares of common stock in the near future. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes may increase if the market price of our stock declines. All of the shares issuable upon conversion of the secured convertible notes and upon exercise of our warrants, will be freely tradeable upon the effectiveness of the Registration Statement which includes those shares. The sale of these shares may adversely affect the market price of our common stock.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES COULD REQUIRE US TO ISSUE A SUBSTANTIALLY GREATER NUMBER OF SHARES, WHICH WILL CAUSE DILUTION TO OUR EXISTING STOCKHOLDERS.

Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price, as of April 3, 2006 of $.21.

			NUMBER OF
% BELOW MARKET	PRICE PER SHARE	DISCOUNT OF 40%	SHARES ISSUABLE

25%	$.1575	$.0788	12,698,413
50%	$.1050	$.0525	19,047,619
75%	$.0525	$.0263	38,095,238

As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

THE CONTINUOUSLY ADJUSTABLE CONVERSION PRICE FEATURE OF OUR SECURED CONVERTIBLE NOTES MAY ENCOURAGE INVESTORS TO MAKE SHORT SALES IN OUR COMMON STOCK, WHICH COULD HAVE A DEPRESSIVE EFFECT ON THE PRICE OF OUR COMMON STOCK.

The secured convertible notes are convertible into shares of our common stock at a 50% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investors convert and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible notes, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

THE ISSUANCE OF SHARES UPON CONVERSION OF THE SECURED CONVERTIBLE NOTES AND EXERCISE OF OUTSTANDING WARRANTS MAY CAUSE IMMEDIATE AND SUBSTANTIAL DILUTION TO OUR EXISTING STOCKHOLDERS.

The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investors may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investors from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the investors could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

IN THE EVENT THAT OUR STOCK PRICE DECLINES, THE SHARES OF COMMON STOCK ALLOCATED FOR CONVERSION OF THE SECURED CONVERTIBLE NOTES AND REGISTERED PURSUANT TO A REGISTRATION STATEMENT MAY NOT BE ADEQUATE AND WE MAY BE REQUIRED TO FILE A SUBSEQUENT REGISTRATION

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STATEMENT COVERING ADDITIONAL SHARES. IF THE SHARES WE HAVE ALLOCATED AND ARE REGISTERING HEREWITH ARE NOT ADEQUATE AND WE ARE REQUIRED TO FILE AN ADDITIONAL REGISTRATION STATEMENT, WE MAY INCUR SUBSTANTIAL COSTS IN CONNECTION THEREWITH.

Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we have allocated and plan to register 35,383,956 shares, based upon current prices, to cover the conversion of the secured convertible notes. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible notes and registering may not be adequate. If the shares we have allocated to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

IF WE ARE REQUIRED FOR ANY REASON TO REPAY OUR OUTSTANDING SECURED CONVERTIBLE NOTES, WE WOULD BE REQUIRED TO DEPLETE OUR WORKING CAPITAL, IF AVAILABLE, OR RAISE ADDITIONAL FUNDS. OUR FAILURE TO REPAY THE SECURED CONVERTIBLE NOTES, IF REQUIRED, COULD RESULT IN LEGAL ACTION AGAINST US, WHICH COULD REQUIRE THE SALE OF SUBSTANTIAL ASSETS.

In December 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $1,000,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 8% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. Although we currently have $700,000 secured convertible notes outstanding, the investors are obligated to purchase additional secured convertible notes in the aggregate of $300,000. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we were required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

Financial and Other Information

The information called for by Item 13 of Schedule 14A is included herein as Appendix A.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, Washington, D.C. 20549. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors,

/s/ Kimberly Landry
_______________________________
Kimberly Landry
Chief Executive Officer and Director

British Columbia, Canada
May 9, 2006

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EXHIBIT A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
LUNA TECHNOLOGIES INTERNATIONAL, INC.

The undersigned, being the Chief Executive Officer of LUNA TECHNOLOGIES INTERNATIONAL, INC., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

1. The name of the Corporation (hereinafter referred to as the "Corporation") is Luna Technologies International, Inc. The date of filing the original certificate of incorporation with the Secretary of State of Delaware was March 1999.

2. The certificate of Incorporation of the Corporation is hereby amended by substituting the following Article IV:

"The authorized capital stock of the Corporation shall consist of 100,000,000 shares of common stock, $0.0001 par value, and 10,000,000 shares of preferred stock $0.0001 par value."

3. The Amendment of the Certificate of Incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's shareholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation to be signed by Kimberly Landry, its Chief Executive Officer, this ______day of * 2006.

Luna Technologies International, Inc.

By: ____________________________
Kimberly Landry
Chief Executive Officer

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APPENDIX A

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.

Overview

You should read the following discussion of our financial condition and results of operations together with the consolidated audited financial statements and the notes to consolidated audited financial statements included elsewhere in this filing prepared in accordance with United States generally accepted accounting principles. This discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth under the section "Risk Factors" and elsewhere in this filing.

Results of Operations

For the years ended December 31, 2005 and December 31, 2004

Sales revenues of $673,821 for the fiscal year ended December 31, 2005 increased $136,656 or 25% over the $537,165 of sales revenues reported in 2004. The increase was principally attributable to increased purchases from significant customers.

Two customers amounted to 80% of total sales in 2005 and 60% of total sales during 2004.

Gross margin decreased to 45.2% in 2005 from 49.9% in 2004, primarily reflecting manufacturing price increases from our materials suppliers.

During 2005, we received no payments from customers in connection with pricing arrangements, as compared to receiving $120,000 of such payments in 2004.

General and administrative expenses (“G&A”) for fiscal 2005 totaled $2,075,762 as compared to $1,058,425 in the prior year; the 96% increase arising primarily from increased stock-based compensation expense and increased interest expense.

Stock-based compensation expense for 2005 totaled $687,600 as compared to $279,468 in 2004; the 2005 amount principally reflecting the granting of consultant options during the year. Interest expense of $406,717 for 2005 principally consists of $375,841 recorded in the year from the expensing of the fair value of the beneficial conversion feature associated with the secured convertible notes issued by the Company in December 2005 pursuant to the December 16, 2005 Securities Purchase Agreement.

Excluding stock-based compensation expense and interest expense, G&A for 2005 totaled $981,445, representing a $221,430 or 29% increase from the $760,015 reported in 2004. The 29% increase in G&A reflects the increase in corporate activity during the year coincident with the 25% increased sales revenues experienced by our Company as discussed above. Of the $221,430 G&A increase, $78,700 comprises increased office and general costs, $70,000 comprises costs incurred with respect to the Company entering into secured convertible notes arrangements, $46,310 comprises increased wages and benefits costs principally as a consequence of increased staffing due to increased production, and $22,987 relates to increased professional fees, such increases offset by a $38,707 decline in consulting expenses and a $15,552 decline in management fees.

The decline in consulting expenses was primarily attributable to the placement of a former consultant onto our payroll and a decrease in fees paid to a particular consultant. The decline in management fees was primarily attributable to the resignation in April 2005 of the former Chief Financial Officer. Brian Fiddler resigned his position as Chief Financial Officer and as a director as of April 4, 2005. Kimberly Landry then served in this position until March 2, 2006 when L. James Porter was appointed to serve as Chief Financial Officer. Ms. Landry has continued her roles as Chief Executive Officer and Chairman of the Board.

Liquidity and Capital Resources

As at December 31, 2005 we had negative working capital of $159,582, representing a $94,411 or 37% improvement over the $253,993 working capital deficiency that existed as at December 31, 2004.

During the twelve months ended December 31, 2005 our operations used $810,860 in cash as compared to $265,174 in the prior fiscal year, primarily due to the addition of consultants, staff and overhead needed to facilitate our Company's growth and ongoing product development. Further, we reduced trade payables and experienced increased trade receivables. Year-end accounts receivable as a percentage of year’s sales increased from 15% in 2004 to 19.8% in 2005.

We satisfied our operational requirements during 2005 principally through $452,250 of common share issuances and $343,203 from the issuance of secured convertible notes net of repayments of a previous convertible debenture.

•	Secured Convertible Debenture

Between December 2002 and January 2003 we borrowed $120,000 from a third party. Loan proceeds of $60,000 were received in December 2002 and the remaining $60,000 was received in January 2003. The loan was secured by all of our company’s assets and bore interest at a rate of 8% per year. The loan was repaid in 30 monthly principal payments of $3,333 commencing June 21 2003, with a final principal payment of $20,010 due on December 21, 2005. The loan was fully repaid in 2005.

•	Secured Convertible Notes

In December 2005, we entered into a Securities Purchase Agreement for the sale of an aggregate of $1,000,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with 8% interest, three years from the date of issuance, unless sooner converted into shares of our common stock. To year-end $400,000 secured convertible notes were outstanding. Subsequent to year-end we received a further $300,000 funding under the Securities Purchase Agreement and the investors are obligated to purchase $300,000 of additional secured convertible notes, for an aggregate of $1,000,000, once the registration statement is declared effective.

Any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreement or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period.

We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we were required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

We anticipate our capital needs during the year ending December 31, 2006 to be $800,000 for general and administrative expenses, including $100,000 for research and development.

We do not have any available credit, bank financing or other external sources of liquidity. Due to our operating losses since inception, our operations have not been a source of liquidity. The ability of our company to continue as a going concern is dependent on our company raising additional capital and becoming profitable. There can be no assurance that we will be successful in obtaining additional funding at all, or on acceptable terms.

We do not have any “off-balance sheet arrangements” (as such term defined in Item 303 of Regulations S-K).

Going Concern

As we have not yet generated significant revenues, in the consolidated financial statements for the year ended December 31, 2005, our independent auditor included in their Report to Shareholders dated April 10, 2006 an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our consolidated financial statements contain additional note disclosures describing the circumstances that lead to this disclosure.

The continuation of our business is dependent upon us raising additional financial support. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments.

Description of Business

Corporate History

We were incorporated in the State of Delaware on March 25, 1999 for the purpose of developing, manufacturing and selling photoluminescent products (High Performance Photoluminescent Lighting) used for emergency lighting, signs and markings, wayfinding systems and novelty products with applications in marine, commuter, rail, subway, building and toy markets.

We have one subsidiary, Luna Technologies (Canada) Ltd., a British Columbia corporation incorporated on June 9, 1999, through which we conduct business in Canada.

The address of our principal executive office is 61A Fawcett Road, Coquitlam, British Columbia, Canada V3K 6V2. Our telephone number is (604) 526-5890.

Other than as set out herein, we have not been involved in any bankruptcy, receivership or similar proceedings, nor have we been a party to any material reclassification, merger, consolidation or purchase or sale of a significant amount of assets not in the ordinary course of our business.

Our Current Business

We are in the business of developing, manufacturing and selling photoluminescent products (High Performance Photoluminescent Lighting, “HPPL”) used for emergency lighting, signs and markings, wayfinding systems and novelty products with applications in marine, commuter, rail, subway, building and toy markets.

Phosphorescent (also referred to as photoluminescent) materials emit light continuously when they are excited by ultraviolet or visible light. However, unlike fluorescent materials, when the excitation source is extinguished, phosphorescent materials continue to emit light. It is this light (called afterglow) that people refer to as "glow-in-the-dark". The afterglow decreases (or decays) over time after the excitation source has been extinguished.

Although many people associate the word "photoluminescence" with "glow-in-the-dark" toys and novelties, in the lighting industry, photoluminescent products such as marker tapes and signs are commonly used to delineate emergency escape routes and danger areas, and to mark equipment, pipes, tools and working and accident prevention clothing.

Photoluminescent signs and markers are used in a variety of situations, including office buildings, industrial sites, passenger ships, offshore drilling platforms, underground mines, and aircraft. The use of photoluminescent materials for life safety applications is recommended or mandated in numerous building codes, fire safety codes, and transportation standards.

Most photoluminescent products are composed of inorganic pigments that can be incorporated into paint, plastic films, enamels, and flexible and rigid molded plastics. Typical products include adhesive vinyl tapes, rigid polyvinyl chloride (PVC) marker strips, and silk-screened plastic signage. Photoluminescent enamel-coated sheet metal and ceramic products are also available.

The main pigment commonly used in photoluminescent glow-type products is a zinc sulphide compound emitting a yellowish-green light. This material performs well when subjected to high ambient lighting levels but the decay rate is rather rapid. Our current Lunaplast pigment material, Strontium Aluminate, has a performance level 20 times that of zinc-based products. In addition, the decay curve for strontium-based products is measured in hours as opposed to minutes for zinc-based items.

Strontium Aluminate is more expensive than zinc sulphide and takes slightly longer to charge, but can "store" more light, making it much more suitable for use in locations where ambient light levels are low. Strontium Aluminate also offers much brighter and longer-lasting photoluminescence.

Although Strontium Aluminate PL material is superior to products made with zinc sulphide, the process required to manufacture Strontium Aluminate PL is very complex and manufacturers were unable to cost effectively produce Strontium Aluminate PL products in commercial quantities.

Between January 1995 and October 1999, Douglas Sinclair, formerly the chief executive officer of our Canadian subsidiary, developed the proprietary technology, formulas and processes needed to commercially manufacture Strontium Aluminate PL products on a cost-effective basis. The resulting product, referred to by our company as Lunaplast, is up to 20 times brighter than commercial zinc sulphide products, and is clearly visible after many hours of total darkness. During this same period of time, Mr. Sinclair and Kimberly Landry, an officer and director of our company, developed an advanced Strontium Aluminate HPPL material which is four times brighter than our Lunaplast product. Mr. Sinclair and Ms. Landry filed a patent application pertaining to this invention with the U.S. Patent and Trademark Office in November 1997. For a nominal consideration Mr. Sinclair and Ms. Landry assigned the rights in November 1997 to the patent application and related technology to Luna Technologies Inc. ("LTI"), a corporation formed by Ms. Landry in December 1994.

In April 1999 we acquired from LTI the rights to the patent application and related technology assigned to LTI by Mr. Sinclair and Ms. Landry. In consideration for this assignment, we agreed to pay LTI $90,000, without interest, on or before June 30, 2000. Subsequent to June 30, 2000, we paid this debt in full. As of March 30, 2004 the patent application had been placed in abeyance.

In November 1999, we acquired from Mr. Sinclair the proprietary technology required to manufacture Lunaplast into PVC sheets, vinyl rolls and paints as well as the trademark rights to these products. In consideration for the assignment of this technology and the trademarks, we paid Mr. Sinclair $60,000.

During 2000 we developed the processes required to manufacturer Strontium Aluminate PL products using vacuum forming, extrusion, and injection molding techniques.

Lunaplast is available in flexible vinyl and rigid PVC sheets. In addition, a wide range of polymer compounds for extrusions and injection molding was added during the year. The substantial increase in performance opens up a completely new range of opportunities in life safety. Direct replacement of electrical exit signs (Underwriters Laboratories UL 924) is expected to be a market for photoluminescent materials in the near future.

We began producing Lunaplast on a commercial basis during fiscal 2000.

During the year ended December 31, 2005 one customer accounted for 71% of our gross revenues. We are of the opinion that the loss of this customer would have a material adverse effect on our company.

Manufacturing

Lunaplast is a three-part laminate, consisting of one base layer of highly reflective white material of PVC or vinyl, one mid-layer of photoluminescent PVC or vinyl impregnated with our proprietary Strontium Aluminate polymer compound and one top layer of clear PVC or vinyl with UV and fire-resistant properties.

All aspects of our manufacturing process are subcontracted to various third parties which formulate, mix and produce Lunaplast to our specifications. Once the manufacturing process is complete, Lunaplast is sold to fabricators which use Lunaplast in a variety of end user products. All subcontractors involved in manufacturing Lunaplast have agreed to maintain the confidential nature of our proprietary manufacturing technology.

We do not have any long-term agreements with any of the third parties involved in manufacturing Lunaplast. We believe that alternative manufacturers are available which could produce Lunaplast on short notice and without disrupting product delivery schedules.

Sales and Marketing

World markets for photoluminescent lighting products are in the marine (shipping and cruise lines), transportation and commuter industry and in the commercial, institutional and industrial retrofit and new building construction sector, in which the need for photoluminescent emergency lighting and wayfinding signage systems has risen sharply over the last two decades. A third primary market is "glow-in-the-dark" toys and novelties.

We believe that the world market for HPPL lighting is underdeveloped due largely to the low illumination delivered by zinc sulphide products. We plan to build interest and sales for Lunaplast products in established markets around the world. Our marketing plan includes advertising in trade magazines, exhibiting at industry tradeshows, direct mail campaigns, soliciting editorial coverage from naval architecture, building design, architecture and lighting industry publications and distributing product samples, videos and brochures to designers and developers. Our website will also be used as a means to distribute product information to interested parties quickly.

We market our products through our officers and through independent sales representatives. As of April 13, 2006 we had independent sales representatives marketing Lunaplast in North America, Central America, Singapore and Korea.

Employees

As at April 13, 2006, we have 10 full-time employees , several part-time employees and several consultants. We plan to hire additional staff in accordance with our level of operations and our ability to raise sufficient capital.

Research and Development

For the fiscal years ended December 31, 2005 and 2004, we expended approximately $61,000 and $55,000 respectively on research and development activities. During the year ending December 31, 2006 we plan to spend approximately $100,000 on research relating to the development of advanced Strontium Aluminate PL materials.

Competition

No single company dominates the world marketplace. Instead, a number of small and medium-sized firms are active within regional markets in Europe, the U.S. and elsewhere. Some producers include companies such as Permalight AG of Germany (Europe and North America), Safe T Glow (UK and U.S.), Datrex (U.S.), Jalite (UK), Everglow (Europe) and Existalight (Europe and U.S.). It is difficult to determine annual sales volumes and revenues for these firms, as most are privately held.

Although there are several manufacturers and distributors of photoluminescent products we believe we have a significant advantage over our competitors as a result of our proprietary manufacturing processes and cost effective approach to the production of Strontium Aluminate-based HPPL materials in commercial quantities. We also plan to be competitive in the HPPL industry by developing advanced Strontium Aluminate materials, enhancing formulation and focusing on higher volumes with a resultant lower cost of production.

Intellectual Property

We have the following patents pending relating to our technology:

1.	Photoluminescent coating formulations, method of application and coated articles; and

2.	Photoluminescent Sleeve for electric lamps for producing and non-electrical light emitting source.

We also hold trademarks for LUNACOAT and LUNAPLAST.

We have the following trade secret:

Photoluminescent Light Emitter With Enhanced Photometric Brightness Characteristics - method of increasing photoluminescent brightness characteristics through material design.

Our company owns and operates the duly registered internet domain name: www.lunaplast.com. The information contained in our company’s website is not part of this annual report.

Governmental Regulation

We manufacture products compliant with NYC Local Law 26. Our RS6-1 photluminescent materials were approved by the NYC Materials Evaluation Department.

RISK FACTORS

This investment has a high degree of risk. Before you invest you should carefully consider the risks and uncertainties described below and the other information in this prospectus. If any of the following risks actually occur, our business, operating results and financial condition could be harmed and the value of our stock could go down. This means you could lose all or a part of your investment.

RISKS RELATED TO OUR BUSINESS AND INDUSTRY

WE HAVE INCURRED LOSSES IN THE PAST AND HAVE A LIMITED OPERATING HISTORY ON WHICH TO BASE AN EVALUATION OF OUR PROSPECTS, WHICH CAN HAVE A DETRIMENTAL EFFECT ON THE LONG-TERM CAPITAL APPRECIATION OF OUR STOCK.

We have a limited operating history on which to base an evaluation of our business and prospects. Our prospects must be considered in light of inherent risks, expenses and difficulties encountered by companies in their early stage of development, particularly companies in new and evolving markets. These risks include acceptance of our products by consumers in an evolving and unpredictable business environment, the lack of a well-developed brand identity and the ability to bring products to market on a timely basis. For the years ended December 31, 2005 and 2004, we had net losses of $1,770,940 and $670,655, respectively. We cannot give any assurance that we will ever generate significant revenue or have profits. In addition, we anticipate that we will require additional capital commitments during 2006 to sustain our operations. This could have a detrimental effect on the long-term capital appreciation of our stock.

THERE CAN BE NO ASSURANCE THAT WE WILL EVER ACHIEVE PROFITABILITY.

There can be no assurance that we will ever achieve profitability. Our revenues and operating results may fluctuate from quarter to quarter and from year to year due to a combination of factors, including, but not limited to, cost of production, volume of sales and variations in expenditures for personnel and marketing. We may incur significant expenditures for research and development of new products or improvements to our existing products which could adversely affect our ability to generate a profit. There can be no guarantee that we will be able to achieve profitability on a quarterly or annual basis. If we do not achieve profitability, our business will be adversely affected and investors may lose all or substantially all of their investment.

WE WILL NEED ADDITIONAL FINANCING TO DEVELOP OUR PRODUCTS AND SERVICES AND TO MEET OUR CAPITAL REQUIREMENTS WHICH CAN CAUSE DILUTION.

We continually require additional funds to develop our products and are dependent upon sources such as:

•	future earnings;
•	the availability of funds from private sources, including, but not limited to, our shareholders, loans and additional private placements; and
•	the availability of funds from public sources including, but not limited to a public offering of our securities.

Market conditions for private and public offerings are subject to uncertainty and there can be no assurance when or whether a private and/or public offering will be successfully completed or that other funds will be made available to us. In view of our operating history, our ability to obtain additional funds is limited. Such financing may only be available, if at all, upon terms which may not be advantageous to us. If adequate funds are not available from operations or additional sources of financing, our business will be materially adversely affected.

WE ARE OPEN TO EXCHANGE LOSSES DUE TO OUR OPERATIONS BEING LOCATED IN CANADA.

The majority of our sales and cost of sales are made in U.S. currency while a significant amount of our general and administrative expenses are made in Canadian currency. We do not currently hedge our foreign currency exposure and accordingly we are at risk for foreign currency exchange fluctuations which could adversely affect the operating results of our business.

WE RELY ON SUBCONTRACTORS FOR THE MANUFACTURE OF OUR LUNAPLAST

All aspects of our manufacturing process is subcontracted to various third parties which formulate, mix and produce Lunaplast to our specifications. Once the manufacturing process is complete, Lunaplast is sold to fabricators which use Lunaplast in a variety of end user products. We do not have any long-term agreements with any of the third parties involved in manufacturing Lunaplast. While management believes that alternative manufacturers are available, there is however no guarantee that alternative manufacturers could produce Lunaplast on short notice and without disrupting product delivery schedules.

WE MAY EXPERIENCE INFRINGEMENT OF OUR INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIAL INFORMATION, WHICH WOULD UNDERMINE OUR TECHNOLOGY PLATFORM.

Our success will depend, in large part, on our ability to obtain and protect patents and trade secrets and operate without infringing on the proprietary rights of others. We cannot give any assurance that the patent applications that have been or will be filed on products developed by us will be approved, that any issued patents will provide us with competitive advantages or will not be challenged by others, or that the patents of others will not have an adverse effect on us.

Our subcontractors involved in manufacturing Lunaplast have agreed to maintain the confidential nature of our proprietary manufacturing technology, however, there is no guarantee that we will be able to prevent any breaches. The failure to protect our proprietary manufacturing technology could have a material adverse effect on our business.

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM HAS EXPRESSED SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN, WHICH MAY HINDER OUR ABILITY TO OBTAIN FUTURE FINANCING.

As a result of losses since our inception, our independent registered public accounting firm in their report on our financial statements for the fiscal year ended December 31, 2005, raised substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is subject to our ability to generate a profit and/or raise additional capital. We do not have any available credit, bank financing or other external sources of liquidity. Due to our operating losses, our operations have not been a source of liquidity. At December 31, 2005, we had a working capital deficiency of $159,582. Our ability to continue as a going concern is dependent on our raising additional capital and on future profitable operations. Our continued net operating losses increases the difficulty in our ability to raise additional capital and there can be no assurances that the infusion of capital will prove successful.

IF WE ARE UNABLE TO RETAIN THE SERVICES OF KEY PERSONNEL OR IF WE ARE UNABLE TO SUCCESSFULLY RECRUIT QUALIFIED MANAGERIAL AND SALES PERSONNEL HAVING EXPERIENCE IN BUSINESS, WE MAY NOT BE ABLE TO CONTINUE OUR OPERATIONS.

Our success depends to a significant extent upon the continued service of Ms. Kimberly Landry, our President, Chief Executive Officer and Secretary. The loss of the services of Ms. Landry could have a material adverse effect on our growth, revenues, and prospective business. We may not be able to retain our executive officers and key personnel or attract additional qualified management in the future. In addition, in order to successfully implement and manage our business plan, we will be dependent upon, among other things, successfully recruiting qualified managerial and sales personnel having experience in business. Competition for qualified individuals is intense. In addition, there can be no assurance that we will be able to find, attract and retain existing employees or that we will be able to find, attract and retain qualified personnel on acceptable terms.

WE ARE SUBJECT TO SECTION 203 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE WHICH MAY INHIBIT A TAKEOVER AT A PREMIUM PRICE THAT MAY BE BENEFICIAL TO OUR STOCKHOLDERS.

We are subject to Section 203 of the Delaware General Corporation Law. Subject to limited exceptions, Section 203 prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder unless the proposed business combination was approved by our board of directors before the stockholder became an interested stockholder. In general, Section 203 defines an interested stockholder as any stockholder directly or indirectly owning 15% or more of the outstanding voting stock of a Delaware corporation. Section 203 could have the effect of discouraging others from making tender offers for our shares, and also may have the effect of preventing changes in our management.

RISKS RELATING TO OUR COMMON STOCK

IF WE FAIL TO REMAIN CURRENT ON OUR REPORTING REQUIREMENTS, WE COULD BE REMOVED FROM THE OTC BULLETIN BOARD WHICH WOULD LIMIT THE ABILITY OF BROKER-DEALERS TO SELL OUR SECURITIES AND THE ABILITY OF STOCKHOLDERS TO SELL THEIR SECURITIES IN THE SECONDARY MARKET.

Companies trading on the OTC Bulletin Board, such as us, must be reporting issuers under Section 12 of the Securities Exchange Act of 1934, as amended, and must be current in their reports under Section 13, in order to maintain price quotation privileges on the OTC Bulletin Board. If we fail to remain current on our reporting requirements, we could be removed from the OTC Bulletin Board. As a result, the market liquidity for our securities could be severely adversely affected by limiting the ability of broker-dealers to sell our securities and the ability of stockholders to sell their securities in the secondary market.

OUR COMMON STOCK IS SUBJECT TO THE "PENNY STOCK" RULES OF THE SEC AND THE TRADING MARKET IN OUR SECURITIES IS LIMITED, WHICH MAKES TRANSACTIONS IN OUR STOCK CUMBERSOME AND MAY REDUCE THE VALUE OF AN INVESTMENT IN OUR STOCK.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•	that a broker or dealer approve a person's account for transactions in penny stocks; and
•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

•	obtain financial information and investment experience objectives of the person; and
•
make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

•	sets forth the basis on which the broker or dealer made the suitability determination; and
•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

OUR CORPORATE CHARTER CONTAINS AUTHORIZED, UNISSUED "BLANK CHECK" PREFERRED STOCK WHICH CAN BE ISSUED WITHOUT STOCKHOLDER APPROVAL WITH THE EFFECT OF DILUTING THEN CURRENT STOCKHOLDER INTERESTS.

Our certificate of incorporation currently authorizes the issuance of up to 5,000,000 shares of "blank check" preferred stock with designations, rights and preferences as may be determined from time to time by our board of directors. A majority of our stockholders has consented to increase the number of preferred stock to 10,000,000. Accordingly, our board of directors is empowered, without stockholder approval, to issue one or more series of preferred stock with dividend, liquidation, conversion, voting or other rights which could dilute the interest of, or impair the voting power of, our common stockholders. The issuance of a series of preferred stock could be used as a method of discouraging, delaying or preventing a change in control.

Financial Statements.

Report of Independent Registered Accounting Firm

Consolidated Balance Sheets as at December 31, 2005 and 2004

Consolidated Statements of Operations for the years ended December 31, 2005 and 2004

Consolidated Statement of Stockholders' Deficit for the years ended December 31, 2005 and 2004

Consolidated Statement of Cash Flows for the years ended December 31, 2005 and 2004

Notes to the Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of Luna Technologies International, Inc.:

We have audited the accompanying consolidated balance sheets of Luna Technologies International, Inc. as of December 31, 2005 and 2004 and the consolidated statements of operations, stockholders’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of Luna Technologies International, Inc. as of December 31, 2005 and 2004 and the results of its operations and its cash flows and the changes in stockholders’ deficit for the years then ended in accordance with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency and has incurred losses since inception raising substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

“Dale Matheson Carr-Hilton LaBonte”

CHARTERED ACCOUNTANTS

Vancouver, Canada
April 10, 2006

LUNA TECHNOLOGIES INTERNATIONAL, INC.

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2005	2004

ASSETS

CURRENT ASSETS
Accounts receivable	$133,378	$81,357
Prepaid expenses	37,305	6,027
Inventory	71,809	75,437

	242,492	162,821

FURNITURE AND EQUIPMENT, net of depreciation of $89,370 (2004 - $81,424)	9,412	15,605

	$251,904	$178,426

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Bank overdraft	$12,739	$184
Accounts payable and accrued liabilities	209,493	265,505
Due to related parties (Note 3)	36,605	16,160
Current portion of convertible debenture (Note 4)	-	56,797
Current portion of note payable (Note 3)	143,237	78,168

	402,074	416,814

CONVERTIBLE NOTE (Note 4)	376,172	-
NOTE PAYABLE (Note 3)	40,730	101,497

	818,976	518,311

GOING CONCERN CONTINGENCY (Note 1)

STOCKHOLDERS’ DEFICIT
Capital stock (Note 5)
Convertible preferred stock, $0.0001 par value, 5,000,000 shares authorized
NIL issued and outstanding
Common stock, $0.0001 par value, 30,000,000 shares authorized
13,598,398 (2004 - 9,664,648) shares issued and outstanding	1,360	966
Additional paid-in capital	3,558,535	2,032,988
Share purchase warrants	141,509	124,000
Accumulated deficit	(4,177,005)	(2,406,065)
Accumulated other comprehensive loss	(91,471)	(91,774)

	(567,072)	(339,885)

	$251,904	$178,426

The accompanying notes are an integral part of these consolidated financial statements

LUNA TECHNOLOGIES INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2005	2004

SALES	$673,821	$537,165
COST OF SALES	368,999	269,395

GROSS PROFIT	304,822	267,770
OTHER INCOME	-	120,000

	304,822	387,770

GENERAL AND ADMINISTRATIVE EXPENSES
Consulting	46,812	85,519
Consulting - stock based (Note 5)	687,600	279,468
Depreciation	7,946	11,084
Financing costs (Note 4)	70,000	-
Gain on write-off of accounts payable	-	(53,365)
Interest	406,717	18,942
Management fees	171,622	187,174
Office and general	245,284	166,584
Professional fees	124,974	101,987
Rent	34,870	33,716
Research and development, net of recoveries	61,408	55,097
Wages and benefits	218,529	172,219

	2,075,762	1,058,425

NET LOSS	$(1,770,940)	$(670,655)

BASIC AND DILUTED NET LOSS PER SHARE	$(0.16)	$(0.09)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	10,870,840	7,615,138

The accompanying notes are an integral part of these consolidated financial statements

LUNA TECHNOLOGIES INTERNATIONAL, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

						Accumulated
	Common Stock		Additional	Share		Other
	Number of		Paid-in	Purchase	Accumulated	Comprehensive
	shares	Amount	Capital	Warrants	Deficit	Loss	Total

Balance, December 31, 2003	6,727,836	$673	$1,342,003	$74,000	$(1,735,410)	$(65,262)	$(383,996)

Issued for cash at - $0.20 per share	1,250,000	125	199,875	50,000	-	-	250,000
- $0.65 per share	100,000	10	51,990	13,000	-	-	65,000
- $1.00 per share	35,000	4	27,996	7,000	-	-	35,000

Issued on exercise of options - $0.04 per share	489,000	49	19,511	-	-	-	19,560
- $0.10 per share	160,000	16	15,984	-	-	-	16,000
- $0.23 per share	300,000	30	68,220	-	-	-	68,250
- $0.40 per share	5,000	-	2,000	-	-	-	2,000

Issued pursuant to stock bonus plan	597,812	59	130,809	-	-	-	130,868

Stock-based compensation on options	-	-	154,600	-	-	-	154,600

Share purchase warrants expired	-	-	20,000	(20,000)	-	-	-

Net loss	-	-	-	-	(670,655)	-	(670,655)

Currency translation adjustment	-	-	-	-	-	(26,512)	(26,512)

Balance, December 31, 2004	9,664,648	$966	$2,032,988	$124,000	$(2,406,065)	$(91,774)	$(339,885)

The accompanying notes are an integral part of these consolidated financial statements

LUNA TECHNOLOGIES INTERNATIONAL, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

						Accumulated
	Common Stock		Additional	Share		Other
	Number of		Paid-in	Purchase	Accumulated	Comprehensive
	shares	Amount	Capital	Warrants	Deficit	Loss	Total

Balance, December 31, 2004	9,664,648	$966	$2,032,988	$124,000	$(2,406,065)	$(91,774)	$(339,885)

Issued for cash at - $0.20 per share	1,833,750	184	293,216	73,350	-	-	366,750

Issued on exercise of options - $0.001 per share	500,000	50	450	-	-	-	500
- $0.05 per share	1,300,000	130	64,870	-	-	-	65,000
- $0.10 per share	200,000	20	19,980	-	-	-	20,000
- $0.18 per share	20,000	2	3,598	-	-	-	3,600

Issued pursuant to stock bonus plan	80,000	8	24,392	-	-	-	24,400

Stock-based compensation	-	-	663,200	-	-	-	663,200

Discount on convertible debenture and issuance of warrants	-	-	375,841	24,159	-	-	400,000

Share purchase warrants expired	-	-	80,000	(80,000)	-	-	-

Net loss	-	-	-	-	(1,770,940)	-	(1,770,940)

Currency translation adjustment	-	-	-	-	-	303	303

Balance, December 31, 2005	13,598,398	$1,360	$3,558,535	$141,509	$(4,177,005)	$(91,471)	$(567,072)

The accompanying notes are an integral part of these consolidated financial statements

LUNA TECHNOLOGIES INTERNATIONAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,770,940)	$(670,655)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	7,946	11,084
Stock-based compensation	687,600	279,468
Gain on write-off of accounts payable	-	(53,365)
Beneficial conversion interest (Note 4)	375,841	-
Accretion of interest on convertible debenture (Note 4)	331	-
Changes in operating assets and liabilities:
Accounts receivable	(52,021)	(32,230)
Prepaid expenses	(31,278)	(2,067)
Inventory	3,628	12,810
Accounts payable and accrued liabilities	(56,012)	140,272
Due to related parties	24,045	49,509

NET CASH USED IN OPERATING ACTIVITIES	(810,860)	(265,174)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of furniture and equipment	(1,753)	(5,912)

NET CASH USED IN INVESTING ACTIVITIES	(1,753)	(5,912)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in bank overdraft	12,555	(11,068)
Proceeds from issuance of common shares	452,250	357,000
Convertible debenture proceeds (repayments)	343,203	(39,996)
Gain on notes payable (repayments)	4,302	(8,338)

NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	812,310	297,598

EFFECT OF EXCHANGE RATE CHANGES	303	(26,512)

NET CHANGE IN CASH	-	-

CASH, BEGINNING AND END OF YEAR	$-	$-

SUPPLEMENTAL CASH FLOW INFORMATION AND NON-CASH INVESTING AND

FINANCING ACTIVITIES (See Note 7)

The accompanying notes are an integral part of these consolidated financial statements

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

The Company was incorporated on March 25, 1999 in the state of Delaware. The Company commenced operations April 30, 1999 and by agreement effective as of that date, acquired proprietary technology and patent rights from Luna Technology Inc. (“LTBC”), a private British Columbia company with certain directors and shareholders in common with the Company. In addition, by agreement effective November 15, 1999, the Company acquired proprietary technology and the trademark rights to “LUNA” and “LUNAPLAST”, which relate to the acquired photoluminescent technology. This technology is used for the development and production of photoluminescent signage, wayfinding systems and other novelty products with applications in marine, commuter rail, subway, buildings and toy markets.

These consolidated financial statements have been prepared on the basis of a going concern which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. At December 31, 2005 the Company has a working capital deficiency of $159,582 (2004 - $253,993) and has incurred losses since inception raising substantial doubt as to the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on raising additional capital and on generating future profitable operations. In addition, during 2005, 80% of the Company’s total sales were derived from two customers, one customer of which also provided financing to the Company in connection with the Convertible Debenture as described in Note 4.

The Company anticipates meeting its working capital requirement for the next year through product sales, the sale of shares of common stock or through loans and advances from related parties as may be required.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

These financial statements include the accounts of the Company and its wholly-owned subsidiary Luna Technologies (Canada) Ltd. (“LTC”), a company incorporated June 9, 1999 in the province of British Columbia. LTC was incorporated to conduct all future business activities in Canada. All significant intercompany balances and transactions are eliminated upon consolidation.

Use of Estimates and Assumptions

Preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates. The areas requiring significant estimates and assumptions are determining the useful lives of furniture and equipment and the fair value of stock-based compensation.

Inventory

Inventory consists of finished goods and is carried at the lower of cost or net realizable value.

Furniture and Equipment

Furniture and equipment are recorded at cost. Depreciation is computed by using the straight-line method over the estimated useful lives of two to five years.

Revenue Recognition

The Company recognizes revenue when products have been shipped, the amounts are fixed or determinable and collection is reasonably assured. The Company also generates other income from one-time fees charged in connection with territorial supply agreements. As the Company has no future obligations in connection with these agreements, these fees are recognized as other income upon execution of the agreements and when collection is reasonably assured.

Research and Development Costs

Ongoing new product and technology research and development costs are expensed as incurred net of contributions made by third parties toward research projects.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Foreign Currency Translation

These financial statements are presented in United States dollars. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 52, “Foreign Currency Translation”, foreign denominated monetary assets and liabilities are translated to their United States dollar equivalents using foreign exchange rates which prevailed at the balance sheet date. Non-monetary assets and liabilities are translated at the transaction date. Revenue and expenses are translated at average rates of exchange during the year. Related translation adjustments are reported as a separate component of stockholders’ equity, whereas gains or losses resulting from foreign currency transactions are included in results of operations.

Long-Lived Assets

The Company monitors the recoverability of long-lived assets, including furniture and equipment, based on estimates using factors such as current market value, future asset utilization, and future undiscounted cash flows expected to result from its investment or use of the related assets. The Company's policy is to record any impairment loss in the period when it is determined that the carrying amount of the asset may not be recoverable. Any impairment loss is calculated as the excess of the carrying value over estimated realizable value.

Fair Value of Financial Instruments

In accordance with the requirements of SFAS No. 107, “Disclosures About Fair Value of Financial Instruments”, management has determined the estimated fair value of financial instruments using available market information and appropriate valuation methodologies. The fair value of financial instruments classified as current assets or liabilities including accounts receivable, bank overdraft, due to related parties, and notes and accounts payable approximate carrying value due to the short-term maturity of the instruments. Management has also determined that the fair value of the convertible debenture approximates its carrying value as at December 31, 2005.

Risk Management

Currency risk. The majority of the Company’s sales and cost of sales are made in U.S. currency while a significant amount of its general and administrative expenses are made in Canadian currency. The Company does not currently hedge its foreign currency exposure and accordingly is at risk for foreign currency exchange fluctuations.

Credit risk. Management does not believe the Company is exposed to significant credit risk and accordingly does not manage credit risk directly.

Comparative figures

Certain of the comparative figures have been reclassified to conform to the current year’s presentation.

Net Loss per Common Share

The Company computes loss per share in accordance with SFAS No. 128, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all potential dilutive common shares outstanding during the period including stock options and share purchase warrants using the treasury method. Convertible notes, share purchase warrants and stock options were not included in the calculation of diluted loss per share as their effect was anti-dilutive.

Stock-Based Compensation

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure”, an amendment of SFAS No. 123 “Accounting for Stock-Based Compensation”. The purpose of SFAS No. 148 is to: (1) provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation, (2) amend the disclosure provisions to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation, and (3) to require disclosure of those effects in interim financial information.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Stock-Based Compensation (cont’d)

The Company has elected to continue to account for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees”, and comply with the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148 as described above. In addition, in accordance with SFAS No. 123, the Company applies the fair value method using the Black-Scholes option pricing model in accounting for options granted to consultants. Under APB No. 25, compensation expense is recognized based on the difference, if any, on the date of grant between the estimated fair value of the Company’s stock and the amount an employee must pay to acquire the stock. Compensation expense is recognized immediately for past services and pro-rata for future services over the option-vesting period.

The following table illustrates the pro-forma effect on net loss and loss per share as if the Company had accounted for its stock-based employee compensation using the fair value provisions of SFAS No. 123 using the assumptions as described in Note 5:

		Years ended December 31,
		2005	2004

Net loss	As reported	$(1,770,940)	$(670,655)

SFAS 123 compensation expense	Pro-forma	(43,080)	(63,050)

Net loss	Pro-forma	$(1,814,020)	$(733,705)

Pro-forma basic and diluted loss per share	Pro-forma	$(0.17)	$(0.10)

The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services”. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earlier of a performance commitment or completion of performance by the provider of goods or services as defined by EITF No. 96-18.

The Company has also adopted the provisions of the FASB Interpretation No. 44, “Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25”, which provides guidance as to certain applications of APB No. 25.

Income Taxes

The Company follows the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

Recent Accounting Pronouncements

In December 2004, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123R, Share-Based Payment . SFAS No. 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS No. 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Public entities that file as small business issuers will be required to apply SFAS No. 123R in the first interim or annual reporting period that begins after December 15, 2005. Management is currently evaluating the impact of the adoption of this standard on the Company’s reported financial position or results of operations.

In March 2005, the SEC staff issued Staff Accounting Bulletin (“SAB”) No. 107, Share-Based Payment , to give guidance on the implementation of SFAS No. 123R. The Company will consider SAB No. 107 during the implementation of SFAS No. 123R.

In May 2005, the FASB issued SFAS No. 154, Accounting for Changes and Error Corrections - A Replacement of APB Opinion No. 20 and FASB Statement No. 3 . Under the provisions of SFAS No. 154, a voluntary change in accounting principle requires retrospective application to prior period financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. A change in depreciation, amortization, or depletion method for long-lived, non-financial assets must be accounted for as a change in accounting estimate affected by a change in accounting principle. The guidance contained in APB No. 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate was not changed. The Company will implement this new standard beginning January 1, 2006. This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140 , to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities , to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, Accounting for the Impairment or Disposal of Long-Lived Assets , to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. This standard is not expected to have a significant effect on the Company’s future reported financial position or results of operations.

NOTE 3 - RELATED PARTY TRANSACTIONS

During 2003 LTC and the Company executed a guarantee of certain unpaid management fees owing to the then CEO of LTC totaling $123,750 (CDN$165,000). Effective August 31, 2004, the CEO of LTC resigned and entered into an agreement with the Company for the payment of these guaranteed amounts and additional fees owing. Effective August 3, 2004, the Company had guaranteed, by a non-interest bearing promissory note, outstanding management fees due to the former CEO of LTC totaling CDN$187,000 payable as follows: CDN$20,000 upon acceptance, CDN$ 20,000 on January 15, 2005, CDN$25,000 on June 15, 2005, CDN$30,000 on January 15, 2006, CDN$40,000 on June 15, 2006 and CDN$52,000 on January 15, 2007. In addition, the Company agreed to a severance payment of CDN$43,200 to be paid in twelve equal monthly installments of CDN$3,600. To December 31, 2005 CDN$63,200 has been paid in connection with the above agreements leaving CDN$167,000 (US$143,237) owing. The Company did not pay the CDN $20,000 installment due January 15, 2005, the CDN $25,000 installment due June 15, 2005 or the CDN$30,000 installment due January 15, 2006. This debt is in default and has been reclassified as a current liability to reflect its status as due in full.

During 2005 the Company had transactions with directors and officers as follows: expenses paid on behalf of and advances made to the Company - $42,168 (2004 - $96,655); management fees incurred by the Company - $162,622 (2004 - $187,174); and payments and reimbursements made by the Company - $184,344 (2004 - $234,320) leaving $36,605 owing as at December 31, 2005 (December 31, 2004 - $16,160).

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 3 - RELATED PARTY TRANSACTIONS (Cont’d)

The Company and LTC have non-interest-bearing promissory notes totalling $40,730 payable to LTBC originally due on or before June 30, 2001. The due dates on these notes have been extended to January 1, 2007.

Unless otherwise noted, all amounts due to related parties are unsecured, non-interest bearing and have no specific terms of repayment.

NOTE 4 - LONG TERM DEBT

Secured Convertible Debenture

Effective December 21, 2002, the Company issued a $120,000 Secured Convertible Debenture (the “Debenture”). The Debenture is secured by a first floating charge on all of the property, assets and undertakings of the Company and bears interest at a rate of 8% per annum. The Company is required to make fixed monthly principal payments of $3,333 for a period of 30 months commencing June 21, 2003 and a final principal payment of $20,010 due December 21, 2005. Interest is calculated on the outstanding principal balance and is payable monthly commencing June 21, 2003. During 2005 the Company made principal and interest payments totaling $59,607 including the final principal payment of $20,010.

Secured Convertible Note

Effective December 16, 2005, (“the Closing date”) the Company entered into a Securities Purchase Agreement (the “SPA”) with accredited investors for the sale of (i) $1,000,000 in secured convertible notes and (ii) five year warrants to buy 1,000,000 shares of the Company’s common stock at $0.40 per share. The investors are obligated to provide an aggregate of $1,000,000 as follows:

o    $400,000 on December 21, 2005 (received);

o   $300,000 within five days of the filing of a registration statement on Form SB-2 covering the number of shares of the Company's common stock underlying the secured convertible notes and warrants (received subsequent to year-end); and

o    $300,000 to be disbursed within five days of the effective date of the aforementioned registration statement.

The secured convertible notes bear interest at 8% per annum, unless the common stock of the Company is greater than $0.2125 per share for each trading day of a month, in which event no interest is payable during such month. The secured convertible notes mature three years from the date of issuance, and are convertible into the Company's common stock, at the Purchasers' option, at a 50% discount to the average of the three lowest trading prices of the common stock during the 20 trading day period prior to conversion.

The full principal amount of the secured convertible notes are due upon a default under the terms of secured convertible debentures. In addition, the Company granted the investors a security interest in substantially all of its assets and intellectual property.

Under the SPA, the Company is required to file a registration statement with the Securities and Exchange Commission within 45 days of closing (filed on February 2, 2006). If the registration statement is not declared effective within 120 days from the date of closing, the Company is required to pay liquidated damages to the investors. In the event that the Company breaches any representation or warranty in the SPA, the Company is required to pay liquidated damages in shares or cash, at the election of the Company, in an amount equal to three percent of the outstanding principal amount of the secured convertible notes per month plus accrued and unpaid interest.

The warrants are exercisable until five years from the date of issuance at a purchase price of $0.40 per share. The investors may exercise the warrants on a cashless basis if the shares of common stock underlying the warrants are not then registered pursuant to an effective registration statement.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 4 - LONG TERM DEBT (cont’d)

Upon an issuance of shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly. The market price is determined by averaging the last reported sale prices for the Company's shares of common stock for the five trading days immediately preceding such issuance as set forth on the Company's principal trading market.

The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the selling stockholder's position.

The investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of the Company's common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

In accordance with EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios”, the Company recognized the value of the embedded beneficial conversion feature of $375,841 as additional paid-in capital as the secured convertible notes were issued with an intrinsic value conversion feature. Accordingly, the Company recorded $375,841 of interest expense, being the difference between the stated value and carrying value at the date of issuance. In addition, in accordance with EITF 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments”, the Company has allocated the proceeds of issuance between the convertible debt and the detachable warrants based on their relative fair values. Accordingly, the Company recognized the fair value of the warrants of $24,159 as a component of stockholders’ deficit. The Company will record further interest expense over the term of the secured convertible notes of $24,158 resulting from the difference between the stated value and carrying value at the date of issuance. The carrying value of the convertible notes will be accreted to the face value of $400,000 at maturity or the date of conversion. To December 31, 2005, accrued interest of $877 has been included in accrued liabilities, and interest expense of $331 has been accreted increasing the carrying value of the convertible debentures to $376,172.

In connection with the convertible notes payable, the Company incurred finance costs totalling $70,000, which consisted of professional fees, due diligence, and a finder’s fee.

NOTE 5 - CAPITAL STOCK

2005 Transactions

The Company issued 1,833,750 units at a price of $0.20 per unit for proceeds of $366,750. Each unit consists of one common share and one share purchase warrant entitling the holder to purchase one additional common share of the Company at prices ranging from $0.35 to $0.55 per share for a period ranging from April 1, 2005 to October 28, 2007. The estimated fair value of these warrants of $73,350 has been recorded as a separate component of stockholders’ equity.

The Company awarded 80,000 shares of common stock under the Stock Bonus Plan with a fair value of $24,400. At December 31, 2005, 772,188 shares remain available for awards under this plan.

The Company issued 2,020,000 shares of common stock under the Non-Qualified Stock Option Plan for total consideration of $89,100 or which $85,500 was received in cash and $3,600 by offset of amounts due to a related party.

2004 Transactions

The Company issued 100,000 units at a price of $0.65 per unit for proceeds of $65,000. Each unit consists of one common share and one share purchase warrant entitling the holder to purchase one additional common share of the Company at a price of $1.00 per share until February 28, 2006. The estimated fair value of the warrants of $13,000 has been recorded as a separate component of stockholders’ equity.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 5 - CAPITAL STOCK (cont’d)

The Company issued 35,000 units at a price of $1.00 per unit for proceeds of $35,000. Each unit consists of one common share and one share purchase warrant entitling the holder to purchase one additional common share of the Company at a price of $1.00 per share until March 31, 2006. The estimated fair value of the warrants of $7,000 has been recorded as a separate component of stockholders’ equity.

The Company issued 1,250,000 units at a price of $0.20 per unit for proceeds of $250,000. Each unit consists of one common share and one share purchase warrant entitling the holder to purchase one additional common share of the Company at a price of $0.30 per share until September 3, 2005. The estimated fair value of the warrants of $50,000 has been recorded as a separate component of stockholders’ equity.

The Company issued 954,000 shares of common stock on exercise of various stock options for total consideration of $105,810 of which $7,000 was received in cash, $79,250 by offset of accounts payable and $19,560 by offset of amounts due to a director of the Company.

Stock Option Plans

Effective January 26, 2004, the Company adopted plans allowing for the granting of stock options and awarding of shares of common stock as follows:

Incentive Stock Option Plan

The Company adopted an Incentive Stock Option Plan authorizing the issuance of options to purchase up to 750,000 shares of common stock of the Company. Options granted under this plan will have a price and term to be determined at the time of grant, but shall not be granted at less than the then fair market value of the Company’s common stock and can not be exercised until one year following the date of grant. This plan is available to officers, directors and key employees of the Company.

Non-Qualified Stock Option Plan

The Company adopted a Non-Qualified Stock Option Plan authorizing the issuance of options to purchase up to 10,850,000 shares of common stock of the Company. Options granted under this plan will have a price and term to be determined at the time of grant, but shall not be granted at less than the then par value of the Company’s common stock and can be exercised at any time following the date of grant. This plan is available to officers, directors, employees, consultants and advisors of the Company.

Stock Bonus Plan

The Company adopted a Stock Bonus Plan authorizing the award of up to 1,650,000 shares of common stock of the Company solely at the discretion of the board of directors. This plan is available to officers, directors, employees, consultants and advisors of the Company.

Effective October 19, 2005, the Company filed an amended Form S-8 Registration Statement for 13,250,000 common shares authorized under the Incentive Stock Option Plan, the Non-Qualified Stock Option Plan and the Stock Bonus Plan.

During 2004, the Company issued 12,000 shares of common stock under the Company’s Stock Bonus Plan at $0.50 per share in settlement of $6,000 of accounts payable and awarded a further 585,812 common shares under the Stock Bonus Plan with a fair value of $ 124,868. As at December 31, 2004, 202,188 shares remain available for awards under this plan.

During 2005, the Company awarded 80,000 shares of common stock under the Stock Bonus Plan with a fair value of $ 24,400. At December 31, 2005, 772,188 shares remain available for awards under this plan.

During 2004, the Company granted 460,000 stock options to consultants at prices ranging from $0.10 per share to $0.23 per share. The fair value of these options was recorded as consulting fees of $71,600. The fair value of these stock options was estimated using the Black-Scholes option pricing model assuming expected lives ranging from one year to five years, risk-free interest rates ranging from 2% to 3% and expected volatilities ranging from 77% to 103%.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 5 - CAPITAL STOCK (cont’d)

Stock Option Plans (cont’d)

During 2004, the Company granted a total of 659,200 stock options to the Company’s president at exercise prices ranging from $0.35 per share to $0.75 per share, exercisable for a term of three years. The fair value of these stock options was estimated using the Black-Scholes option pricing model assuming an expected life of three years, a risk-free interest rate of 3% and an expected volatility of 102% resulting in an aggregate pro forma expense of $142,200 to be disclosed in Note 2 upon vesting of the options. Of these options, 59,200 vested immediately and the remaining 600,000 vest at a rate of 16,667 per month for a period of three years. During year ended December 31, 2005, $47,400 (December 31, 2004 - $30,850) of the pro forma expense has been disclosed and the remaining $63,950 will be disclosed upon vesting of the options.

During 2004, the Company granted a total of 505,000 stock options to an employee and a director of the Company at exercise prices ranging from $0.04 per share to $0.30 per share, exercisable for terms ranging from one year to ten years. As the exercise price of certain of these options was less than the market price of the Company’s common stock as at the date of grant, the Company has recorded an intrinsic value stock-based compensation expense of $78,600. In addition, the Company has disclosed a pro-forma expense of $16,500 relating to the additional fair value of these options as estimated using the Black-Scholes option pricing model assuming an expected life of ten years, a risk-free interest rate of 3% and an expected volatility of 103%.

During 2005, the Company granted a total of 3,600,000 non qualified stock options to a consultant of the Company at exercise prices ranging from $0.001 per share to $0.10 per share, exercisable for a term of two years. As the exercise price of certain of these options was less than the market price of the Company’s common stock as at the date of grant, the Company has recorded an fair value stock-based compensation expense of $663,200 estimated using the Black-Scholes option pricing model assuming an expected life of two years, a risk-free interest rate of 3% and an expected volatility of 130%. At December 31, 2005, 6,016,505 shares remain available for granting under the Non-Qualified Stock Option Plan

Of the 750,000 common shares available under the Incentive Stock Option Plan, as at December 31, 2005, 305,000 shares have been granted and exercised, and 445,000 shares remain available for granting.

The Company’s stock option activity is as follows:
	Number of	Weighted Average	Weighted Average
	Options	Exercise Price	Remaining Life

Balance, December 31, 2003	185,000	$0.32	2.98 years
Granted	1,624,200	0.23
Expired	(85,000)	0.25
Exercised	(954,000)	0.11

Balance, December 31, 2004	770,200	0.39	2.81 years
Granted	3,600,000	0.07
Expired	-	-
Exercised	(2,020,000)	0.04

Balance, December 31, 2005	2,350,200	$0.20	1.78 years

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 5 - CAPITAL STOCK (cont’d)

Share Purchase Warrants

The Company’s share purchase warrant activity is as follows:

	Number of	Weighted Average	Weighted Average
	Warrants	Exercise Price	Remaining Life

Balance, December 31, 2003	839,255	$0.94	1.21 years
Issued	1,385,000	0.37
Expired	(439,255)	0.89
Exercised	-	-

Balance, December 31, 2004	1,785,000	0.51	0.77 years
Issued	2,233,750	0.37
Expired	(1,500,000)	0.41
Exercised	-	-

Balance, December 31, 2005	2,518,750	$0.44	1.96 years

NOTE 6 - INCOME TAXES

There were no significant temporary differences between the Company’s tax and financial bases, except for the Company’s net operating loss carryforwards amounting to approximately $2,873,000 at December 31, 2005 (2004 - $1,790,000). These carryforwards will expire, if not utilized, beginning in 2006. The realization of the benefits from these deferred tax assets appears uncertain due to the Company’s limited operating history. Accordingly, a valuation allowance has been recorded which offsets the deferred tax assets at the end of the year.

NOTE 7 - SUPPLEMENTAL CASH FLOW INFORMATION AND NON-CASH INVESTING AND FINANCING ACTIVITIES

	Year Ended December 31,	Year Ended December 31,
	2005	2004

Interest paid	$30,545	$6,285
Income taxes paid	$-	$-
Fair value of stock bonus grants	$24,400	$130,868
Fair value of option grants	$663,200	$154,600
Exercise of stock options for debt	$3,600	$98,810

NOTE 8 - CONCENTRATION RISK

For the year ended December 31, 2005, the Company made purchases from three suppliers of approximately 50%, 20% and 10%, respectively.

For the year ended December 31, 2005, the Company had sales with one customer of approximately 67%.

LUNA TECHNOLOGIES INTERNATIONAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 9 - SUBSEQUENT EVENTS

In January 2006, the Company issued 500,000 common shares under the pre-existing Non-Qualified Stock Option Plan and 250,000 common shares under the pre-existing Stock Bonus Plan. The Company also adopted a 2006 Stock Plan. The pre-existing plans as discussed in Note 5 continue to remain in place.

In January 2006, the Company issued 200,000 shares on account of a finder's fee attributable to the Company's receipt of its first tranche of funding received under the December 16, 2005 Securities Purchase Agreement. The Company issued a further 100,000 shares on account of a subscription for shares. These 300,000 shares were not issued pursuant to a registered stock plan and accordingly are subject to resale restrictions.

Effective February 3, 2006, Scott Bullis resigned his position as President of the Company.

On February 7, 2006, the Company received the $300,000 second required funding tranche under the December 16, 2005 Securities Purchase Agreement.

Effective March 1, 2006, the Company entered into a consulting agreement with the Company’s new Chief Financial Officer (“CFO”). Under the terms of the agreement, the CFO will be paid a total of $2,500 per month for 12 months ending February 28, 2007 and receive 500,000 common shares of the Company.

Effective March 16, 2006, the Company registered 5,000,0000 common shares pursuant to its 2006 Stock Plan and entered into agreements to issue 5,000,000 shares pursuant to the 2006 Stock Plan, of which 500,000 shares were issued to the Company’s new CFO pursuant to his consulting agreement, 100,000 shares were issued to an independent Company director, 400,000 shares were issued to a shareholder pursuant to a subscription agreement for the conversion of debt and 4,000,000 shares were issued to arms-length consultants pursuant to consulting agreements.